Confidential
Exhibit 10.4
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.
MASTER PURCHASE AGREEMENT
by and between
Dot Hill Systems, B.V.
with a place of business at
Marssteden 95, 7547 TD Enschede, The Netherlands
and Dot Hill Systems Corp.
with a place of business at
6305 El Camino Real, Carlsbad, CA 92009
as well as all its subsidiaries
(-hereinafter collectively “VENDOR”-)
and
Fujitsu Siemens Computers GmbH
with a place of business at
Domagkstrasse 28, 80807 München, Germany
and RELATED COMPANIES
(-hereinafter “FSC”-)
(FSC and VENDOR are also referred to hereinafter singularly as “Party” or together as “Parties”)
Effective Date: January 13, 2006

RECITALS
(A)	Whereas, VENDOR owns and manufactures products defined below as CP in which FSC is interested to buy for its own use and for SELLING PURPOSES.

(B)	Whereas, VENDOR is willing to deliver such CP to FSC in accordance with the terms and subject to the conditions stated herein.

(C)	Whereas FSC shall be entitled to resell such CP to other parties.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged,
THE PARTIES HEREBY AGREE AS FOLLOWS:
1.	DEFINITIONS

“AGREEMENT” shall mean this AGREEMENT and all attached ANNEXES, all documents or DOCUMENTATION referenced in this AGREEMENT, and all numbered Amendments to this AGREEMENT that are executed by authorized representatives of the PARTIES in the future.

“CONFIRMED DELIVERY DATE” is the date for delivery of CP according to agreed Incoterms that has been confirmed by VENDOR.

“CONFIDENTIAL INFORMATION” shall mean information and data of a confidential nature, whether in oral, written or electronic form or any other form whatsoever, including but not limited to business, commercial, research, developmental, manufacturing, operating, performance, process, product and any other technical information, know how, intellectual property rights, samples, models, apparatus and all data bearing media containing or disclosing such information and techniques which are made available pursuant to this Agreement and includes the provisions of this Agreement and the subject matter relating thereto.

“CP” shall mean the Contractual Product(s) presently named as stated, described and specified in ANNEX 1 CONTRACTUAL PRODUCTS and ANNEX 2 DOCUMENTATION, including all future improvements or modifications to same that are made available by VENDOR to FSC under this AGREEMENT. CP shall mean complete equipment(s), units, FRUs, Spare Parts, and SOFTWARE incorporated therein -if any.

“DOCUMENTATION” shall mean any SYSTEM DOCUMENTATION, USER DOCUMENTATION and other documentation that is related to the CP as listed in ANNEX 2 DOCUMENTATION.

“EMS” (Electronic Manufacturing Service) /”ODM” (Original Design Manufacturer) shall mean any third party to this agreement who manufactures products for FSC.

“EFFECTIVE DATE” shall mean the date stated on the cover page or — if unspecified — the last-to-occur date of the signing of this AGREEMENT by the PARTIES.

“EPIDEMIC FAILURE” shall mean defects or malfunctions in the CPs exceeding the failure rates or percentages detailed in ANNEX 7 QUALITY ASSURANCE.

“FRU” or “Field Replaceable Unit” shall mean a subassembly of a CP, or Spare Part, which can be replaced at the customer site.

“INVENTORY” shall mean CPs in stock at the premises of FSC which are in the ownership of FSC.

“ORDERING PROCEDURE” means the procedure specified in section 2 of this AGREEMENT.

“REQUESTED DELIVERY DATE” is the date that FSC has requested for the delivery of an order placed by FSC to VENDOR.

“RELATED COMPANIES” shall mean subsidiaries of Fujitsu Siemens Computers (Holding) B.V., Netherlands and its subsidiaries. For the purpose of this definition, “subsidiaries” shall mean companies in which a parent company has the majority of votes and/or stock.

“SELLING PURPOSES” in the context of this AGREEMENT shall include the right of FSC to sell or resell CP on its own or to incorporate CP into other products of FSC.

“SOFTWARE” –if any- shall mean any computer software program in machin-readable form made available by VENDOR to FSC.

“SPARE PARTs” shall mean those are listed in the BASIC SPARE PARTS LIST as attached to ANNEX 6 SPARE PARTS AND REPAIR.

“SYSTEM DOCUMENTATION” shall mean the current and updated version(s) of the technical documentation for the manufacturing, engineering and maintenance of CP as well as packaging and transportation instructions, as listed in ANNEX 2 DOCUMENTATION.

“USER DOCUMENTATION” shall mean all User Manuals and/or Reference Guides for the CP as described in ANNEX 2 DOCUMENTATION as updated upon notification.

“WARRANTY PERIOD” is the period of time, starting at the date of first delivery from VENDOR to FSC, during which CPs are warranted by VENDOR and which is specified in ANNEX 1 CONTRACTUAL PRODUCTS.

2.	ORDERING PROCEDURE

2.1	Purchase order(s) shall be placed by FSC in accordance with the provisions of this Section 2 of the AGREEMENT.

2.1.1	FSC written or electronic purchase order(s) shall be issued in the scope of this AGREEMENT and shall then form the basis of VENDOR’s delivery obligations.

Each purchase order will include the following particulars:

Purchase Order number and date
-	CP quantity to be delivered

-	Specification number and revision level

-	Part number and revision level

-	Item description

-	Unit price

-	REQUESTED DELIVERY DATE

-	Shipping instructions and delivery place
FSC may also issue purchase order(s) under this Agreement for services or Spare Parts that are to be performed by VENDOR pursuant to the terms and conditions set forth on ANNEX 6.

All other terms and conditions on any purchase orders submitted under this Agreement shall be void and of no effect.

2.1.2	VENDOR shall accept each purchase order in writing or by electronic means [***] or reject such purchase order within the same time frame, but only if it is not in conformance with the terms and conditions of this AGREEMENT.

2.1.3	The confirmation of each purchase order will include the following particulars:
-	purchase order number and date

-	CP quantity to be delivered

-	Item description

-	VENDOR Part number

-	Unit price

-	CONFIRMED DELIVERY DATE
In the event that the confirmation does not state a CONFIRMED DELIVERY DATE, the REQUESTED DELIVERY DATE shall be deemed to be the CONFIRMED DELIVERY DATE. All orders will be governed by this Agreement regardless of whether an order references this Agreement.

2.1.4	If the Purchase Order is neither expressly accepted nor rejected within the period stated in Section 2.1.2 of this AGREEMENT, it shall be deemed accepted. Acceptance or rejection notices shall be sent to the respective departments/personnel to be designated by the Parties for this purpose.

2.1.5	Emergency Orders

FSC may purchase [***] on an emergency basis and VENDOR [***]. Deliveries of emergency orders shall be effected separately according to the Lead Times stated in ANNEX 3 FORECAST, LEAD TIMES. If VENDOR is the party to arrange for shipping, VENDOR will provide the dispatch data to FSC after shipment (flight number, AWB-number, Bill of Lading by FAX). FSC shall be notified by VENDOR when shipments have been delivered to VENDOR’s carrier.

2.1.6	Cancellation or Rescheduling

Even after acceptance of a purchase order FSC may cancel or reschedule such purchase order in writing [***] pursuant to the terms in ANNEX 3. Details, in particular cancellation or rescheduling charges, if any, are specified in ANNEX 3 FORECAST, LEAD TIMES.
***CONFIDENTIAL TREATMENT REQUESTED

2.1.7	Forecast

FSC will provide a non-binding rolling forecast regarding its requirement of CP for VENDOR’s planning purposes only. The details are stated in ANNEX 3 FORECAST, LEADTIMES.

2.1.8	Lead times

Lead times for CP are stated in ANNEX 3 FORECAST, LEAD TIMES.

2.2	Drop Shipments

Only upon expressly written FSC instruction and upon VENDOR’s mutual agreement shall VENDOR make direct deliveries to FSC customers. Should drop shipments be requested by FSC, the procedure for the execution of and agreement upon such shipments is defined in ANNEX 14 DROP SHIPMENT.

2.3	In order to optimize the supply-chain process, the Parties will co-operate in establishing an e-planning and e-ordering system. Provided the purchasing volume reaches a reasonable level, the Parties agree to invest the necessary resources and to review each others requirements to set up the e-planning and e-ordering process, subject to mutual agreement on the necessary technical infrastructure and, if necessary, commercial terms and conditions.

3.	DELIVERY

3.1	VENDOR shall deliver the CP according to the ORDERING PROCEDURE to the designated delivery place at the CONFIRMED DELIVERY DATE according to the lead times set out in Annex 3 FORECAST, LEAD TIMES. Delivery shall be affected according to Incoterms as specified in ANNEX 1 CONTRACTUAL PRODUCTS.

3.2	VENDOR shall comply with FSC directions concerning carrier(s) and means of transportation or routing. If FSC fails to indicate a specific carrier, VENDOR shall itself arrange for appropriate and agreed transportation.

3.3	In those instances where VENDOR is responsible for arranging for shipment, prior to each shipment VENDOR shall notify FSC in writing of the dispatch data (e.g. flight number, AWB number, bill of lading). VENDOR shall notify FSC when a shipment has been delivered to FSC’s carrier.

3.4	[***], VENDOR shall keep records of the shipment(s) and the related serial numbers and shall make them available to FSC on request.

3.5	Each shipment shall be accompanied with the appropriate shipping papers. All shipping papers and related invoices must inter alia state the correct purchase order number, and the FSC material number. VENDOR’s shipping containers and packing slips shall include the serial numbers of CPs shipped.
***CONFIDENTIAL TREATMENT REQUESTED

3.6	Late Delivery

Should circumstances arise and become recognizable to VENDOR which may lead to a late delivery, VENDOR shall notify FSC [***].

If Vendor fails to meet the CONFIRMED DELIVERY DATE for CPs which was not subsequently rescheduled or reconfigured at the request of FSC, and such failure is not cured [***], FSC may cancel the shipment.

[***] in meeting a respective CONFIRMED DELIVERY DATE, then FSC may elect to [***].

If Vendor fails to meet the CONFIRMED DELIVERY DATE for CPs which was not subsequently rescheduled or reconfigured at the request of FSC, and FSC informs VENDOR [***] about existing FSC customer orders which would [***], and if FSC is actually required [***], then VENDOR agrees to [***].

4.	TITLE, RISK OF LOSS

If not otherwise agreed, title and risk of loss shall pass per terms and site specified by the agreed Incoterm.

5.	PRICES

5.1	Prices for CP are set out in in the Price List (ANNEX 1 CONTRACTUAL PRODUCTS), are quoted in US-$ and are net prices unless specified otherwise. The prices for CP are on basis of the respective Incoterm agreed in ANNEX 1 CONTRACTUAL PRODUCTS and include appropriate packaging suitable for airfreight or seafreight, whichever way of transportation has been agreed upon or is stated in the purchase order. Prices do not include, and [***]. Notwithstanding the foregoing, [***].

5.2	The prices stated in the Price List shall be updated [***]. In the event that there are major changes in the market conditions and/or prices for such or similar products or if there are major changes in the market conditions and/or prices of materials, labor or overhead costs used by VENDOR or otherwise related to the manufacture of the CP, [***].

5.3	If the PARTIES [***], FSC may [***]. Notwithstanding such [***], VENDOR shall [***]
***CONFIDENTIAL TREATMENT REQUESTED

[***].

5.4	VENDOR will provide FSC with a price forecast covering [***] in advance, which will be updated [***]. The applicable price is the price of the day upon which ownership of CP is being transferred to FSC according to the agreed upon Incoterms.

5.5	Omitted.

6.	PAYMENT

6.1	Payment shall be due [***]. Data bearing material (e.g. tapes, floppies) shall be [***]. If FSC makes any payment due [***].

6.2	Payment shall not constitute acceptance of the CP by FSC. FSC reserves the right to deduct any amounts due to FSC.

6.3	Deleted

6.4	Either Party shall be entitled to set off any amounts due from the other under this Agreement or any other existing contracts.

6.5	Withholding of German tax will be handled according to the Double Taxation Convention if existing- between VENDOR’s country and Germany. In such case VENDOR may be required to provide a certificate of tax exemption from the German Tax Authorities with respect to such license fees required to be paid by FSC to VENDOR in order to avoid the imposition of such German withholding taxes. Unless such certificate is submitted by VENDOR to FSC, FSC may be obligated to withhold respective German tax amounts thereon.

7.	TRADENAMES, TRADEMARKS, IDENTIFICATION, DOCUMENTATION

7.1	FSC shall use and market CP under its own trade name, trademarks, symbol, logo and shall not use VENDOR’s trade names, trademarks, symbols, logos without prior written approval of VENDOR.

7.2	VENDOR grants FSC a limited, personal, non-exclusive, non-transferable license, to use the SYSTEM DOCUMENTATION for FSC own business purposes according to this AGREEMENT, including to revise or have revised, to reproduce or have reproduced or to private label the SYSTEM DOCUMENTATION in unaltered or altered form. Notwithstanding the foregoing, FSC shall obtain VENDOR’s prior written consent to revise or alter the substance of the SYSTEM DOCUMENTATION, which consent shall not be unreasonably withheld.

7.3	VENDOR grants FSC a limited, personal, non-exclusive license, to reproduce or have reproduced, to use or have used or to apply an FSC-brand the USER
***CONFIDENTIAL TREATMENT REQUESTED

7.4	DOCUMENTATION in unaltered or altered form and to revise or have revised and to translate or have translated such USER DOCUMENTATION. FSC shall be entitled to grant its customers or distributors the non-exclusive, non-transferable right to use the USER DOCUMENTATION. Notwithstanding the foregoing, FSC shall obtain VENDOR’s prior written consent to revise or alter the substance of the USER DOCUMENTATION, which consent shall not be unreasonably withheld.

7.5	VENDOR shall permanently affix its serial number on CP for identification purposes at a location mutually agreed to.

8.	QUALITY ASSURANCE; TEST REQUIREMENTS; INTELLECTUAL PROPERTY RIGHTS; MARKETING FUNDS

8.1	Each Party agrees to comply with its obligations relating to quality assurance as set out in ANNEX 2 DOCUMENTATION and ANNEX 7 QUALITY ASSURANCE.

8.2	Each Party agrees to comply with its testing obligations as set out in ANNEX 15 TEST REQUIREMENTS.

8.3	Each Party agrees to comply with packaging and labeling obligations of CP as set out in ANNEX 16 PACKAGING AND LABELING.

8.4	The Parties agree that the terms and conditions set forth in ANNEX 18 INTELLECTUAL PROPERTY RIGHTS shall govern ownership and other rights regarding intellectual property created under this AGREEMENT.

8.5	The Parties agree to be bound by the terms and conditions set forth in ANNEX 19 MARKETING FUNDS regarding the provision of marketing funds by VENDOR to FSC.

9.	DEAD ON ARRIVAL

9.1	FSC may perform inspection/test at a FSC facility or the place of destination or in FSC customer field based on random samples.

9.2	In the event that
a)	FSC finds out in such inspection/test that CP does not fully conform in all material respects to the specification stated in ANNEX 1 CONTRACTUAL PRODUCTS, the standards and criteria stated in ANNEX 7 QUALITY ASSURANCE and VENDOR’s USER DOCUMENTATION, and VENDOR’s feature description -if any-, attached to or made part of ANNEX 2 DOCUMENTATION, or

b)	CP cannot be put into initial operation within the time frame defined in Appendix 1 to ANNEX 7 QUALITY ASSURANCE.
FSC will notify VENDOR without undue delay, in order to accelerate the correction.

9.3	Furthermore, in a Dead On Arrival situation, FSC may – in addition to its rights under Section 16 Product Warranty:

1)	after prior written agreement: [***] or

2)	return such CP to VENDOR [***], or

3)	request VENDOR to replace affected CP, or

4)	If the DOA defect rates exceed the values (dpm) as specified in Appendix 1 to ANNEX 7 QUALITY ASSURANCE, VENDOR will [***].
10.	SPARE PARTS, REPAIR

VENDOR shall deliver SPARE PARTS to FSC and carry out a Repair Service for the CPs and SPARE PARTS according to the terms and conditions stipulated under ANNEX 6 SPARE PARTS & REPAIR.

11.	SOFTWARE

11.1	The provisions relating to SOFTWARE as specified in ANNNEX 5 SOFTWARE shall apply.

11.2	VENDOR warrants that none of the SOFTWARE supplied to FSC –if any- is or includes open source software.

12.	EMERGENCY MANUFACTURING RIGHTS

VENDOR agrees to grant FSC Emergency Manufacturing Rights as specified in and according to the terms and conditions stated in ANNEX 8 EMERGENCY MANUFACTURING RIGHT.

13.	INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS

13.1	VENDOR warrants that VENDOR is the owner of or has the right to license to FSC all rights, title, and interest in and to the CP listed in ANNEX 1 CONTRACTUAL PRODUCTS and to the DOCUMENTATION listed in ANNEX 2 DOCUMENTATION and any other documentation provided by VENDOR under this Agreement, and that there are no infringement claims, disputes, or proceedings pending or anticipated which may detrimentally affect either the rights granted to FSC hereunder or the warranties and representation made to FSC under this Section 13.1. Notwithstanding the foregoing, [***]. The Parties acknowledge and agree that the sole and exclusive remedy for FSC, and sole and exclusive obligation of VENDOR, with respect to a breach of this warranty is the infringement indemnification provisions that are set forth below in Section 13.2.

13.2	VENDOR agrees to defend, indemnify and hold FSC and its RELATED COMPANIES its distributors and its/their customers harmless from any and all claims, proceedings, cost, expenses, damages, penalties, and losses (including
***CONFIDENTIAL TREATMENT REQUESTED

reasonable attorneys’ fees) resulting from any breach of the above warranty in section 13.1, provided that FSC:
1)	notifies VENDOR in writing of all such claims, disputes or and/or proceedings [***];

2)	provides VENDOR with [***]; and

3)	[***].
13.2(a)	To the extent that VENDOR may do so without violating an obligation of confidentiality or other similar obligation to a third party, VENDOR shall give FSC prompt written notice of any and all claims, disputes, proceedings or threats of the same, involving the infringement by the CPs or Spare Parts of any third party intellectual property rights Without prejudice to the indemnity obligations of VENDOR as set forth in Section 13.2, the parties will promptly confer regarding any such claims, disputes, proceedings or threats, and mutually agree upon a reasonable plan of action with respect to the circumstances.

13.3	Independent of the foregoing, in the event that VENDOR is enjoined by a court from distributing or marketing any CP, VENDOR shall use its best reasonable efforts to, at VENDOR’s option:
1)	acquire from such third party a license grant for the intellectual property right in question at VENDOR’s cost; or

2)	replace such infringing CP by non-infringing CP; or

3)	take back such enjoined CP and reimburse the related purchase price to FSC [***].
13.4	VENDOR shall not be responsible for solving any infringement of CP concerning third party’s intellectual property right(s) caused by or resulting from FSC or FSC customer(s)´ modification of CP or caused by the combination of the CP with other equipment but only where the combination of the CP with other equipment renders the CP to be a component of a different type of equipment and it is the new or different type of the equipment that is infringing.

14.	NECESSARY LICENSE FOR IMPORTATION

14.1	VENDOR warrants that it has all necessary licenses (including without limitation patent, trademark, logo and any other intellectual property rights of whatsoever nature and however existing) with the relevant third party licensors required for the import of the CP and DOCUMENTATION to deliver within the EU (“Necessary Licenses”).

14.2	VENDOR agrees to provide FSC with written proof which is reasonably satisfactory to FSC of all Necessary Licenses or written confirmation that
***CONFIDENTIAL TREATMENT REQUESTED

Necessary Licenses are not required [***]. For the avoidance of doubt, failure to provide such information shall be deemed to be a severe breach of this Agreement under 27.2 allowing FSC to terminate this Agreement pursuant to the provisions as set out in section 27.

14.3	VENDOR agrees to defend, indemnify and hold FSC and its RELATED COMPANIES, its distributors and its/their customers harmless from any and all claims, proceedings, costs, expenses, damages, penalties and losses including without limitation reasonable attorney’s fees, costs arising from disruptions at FSC’s factory sites, additional transportation charges, costs of securing replacement goods and other losses resulting from a breach of the above warranty in section 14.1 provided that FSC:
1)	notifies VENDOR of any such claim, dispute or proceeding [***]; and

2)	[***]
15.	[***]

15.1	VENDOR acknowledges, that FSC is [***]
a)	CP that are [***] and

b)	[***].
15.2	VENDOR warrants, that all CPs are [***]. VENDOR shall deliver the related [***]. VENDOR agrees to indemnify FSC for all damages that result from CP [***].

16.	PRODUCT WARRANTY

16.1	VENDOR warrants that the New CPs (as opposed to refurbished) when first delivered by VENDOR to FSC are new, that they meet in all material respects all of the specifications and standards agreed upon by VENDOR and FSC hereunder as set forth in ANNEX 1 CONTRACTUAL PRODUCTS, ANNEX 2 DOCUMENTATION, ANNEX 7 QUALITY ASSURANCE, ANNEX 9 STANDARDS and ENVIRONMENTAL PROTECTION and that they are free from defects in design, material and workmanship.

16.2	FSC will use its reasonable efforts to identify the defects prior to advising VENDOR of the defects and requiring VENDOR’s technical involvement to correct such defects. In the event any defect in the CPs is discovered and reported by FSC to VENDOR within the WARRANTY PERIOD, VENDOR agrees to correct such defects at VENDOR’s costs and expense following receipt of notice thereof.
***CONFIDENTIAL TREATMENT REQUESTED

In particular, during the WARRANTY PERIOD, FSC may return
a)	defective CP for RMA handling. VENDOR shall choose one of the following options at its sole discretion, whereas the provisions and processes described in Attachment 2 to ANNEX 6 shall apply accordingly :
•	VENDOR shall repair such defective CP or

•	VENDOR shall deliver to FSC an equivalent CP to replace such defective CP or

•	VENDOR shall deliver to FSC the FRU(s) or Spare Part(s) necessary to repair the CP or

•	VENDOR shall refund the purchase price FSC paid for the defective CP
or
b)	defective parts which FSC has removed from warranted CP. VENDOR shall choose one of the following options at its sole discretion, whereas the provisions and processes described in Attachment 2 to ANNEX 6 shall apply accordingly:
•	repair the defective parts which FSC has removed from warranted CP or

•	replace/exchange defective parts or

•	refund the purchase price for a respective new parts
The Parties understand and agree that when appropriate, VENDOR will require that FSC return and VENDOR repair or replace a defective Spare Part or FRU as opposed to the return of an entire CP.

16.3	Replaced or repaired CP and replaced or repaired parts thereof are warranted for [***].

16.4	Warranty handling shall be within the lead times defined in ANNEX 3 FORECAST, LEAD TIMES.

16.5	OMITTED.

16.6	Notwithstanding anything to the contrary, the foregoing warranty does not apply to any CP or Spare Part that: (i) has been damaged by accident, misuse, negligence or external factors such as failure or fluctuation of electrical power, fire or flood; (ii) for defects caused by or resulting from unauthorized modification of CP; or (iii) for defects that are directly caused by VENDOR’s adherence to specifications provided to VENDOR by FSC.

16.7	Upon written request by FSC VENDOR agrees, when it is legally able, to provide to FSC [***] as stated in the respective section of ANNEX 6 SPARE PARTS & REPAIR.

16.8	In case a reseller of the CPs supplied under this Agreement is liable to any other reseller or directly to the end user customer (consumer) because of the CP’s lack
***CONFIDENTIAL TREATMENT REQUESTED

of conformity to a publicly advertised certification or compatability that VENDOR has agreed to meet under this AGREEMENT, VENDOR will accept the return of the CPs and refund any amounts paid to VENDOR for the CPs, provided, however, that VENDOR is notified of the issue [***]. This section is not intended to conflict with or supercede any warranty provisions for technical issues; this section is meant to cover instances where a CP is technically sound, but does not comply with published certifications or other similar representations that VENDOR has agreed upon in its provision of the CPs to FSC under this AGREEMENT. Notwithstanding the foregoing, this shall not apply where the CP has been modified and the lack of conformity is based on or arises or results from such modification.

16.9	If FSC makes any warranties to customers or other third parties that are contrary to, inconsistent with, or greater than the warranties given by VENDOR herein, VENDOR shall not be bound by such warranties and FSC shall indemnify and hold harmless VENDOR from any claims brought against VENDOR based on such FSC warranties.

16.10	The foregoing warranties extend to FCS only. [***].

17.	EPIDEMIC FAILURES AND MISLEADING STATEMENTS

EACH PARTY SHALL BE RESPONSIBLE TO PERFORM ITS OBLIGATIONS FOR EPIDEMIC FAILURES IN ACCORDANCE WITH THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN ANNEX 7 QUALITY ASSURANCE.

18.	MISLEADING PUBLIC STATEMENTS

In case of public statements by VENDOR or any of his partners, such as — but not limited to — marketing and advertising statements concerning the CPs supplied to FSC, VENDOR shall indemnify FSC for all damages and liabilities, which customers of FSC are able to recover against FSC, in the event such public statements turn out to be false or misleading.

19.	PRODUCT LIABILITY INDEMNIFICATION

19.1	Subject to limitations of liability and other terms and conditions set forth herein, VENDOR agrees to defend, indemnify and hold FSC and its RELATED COMPANIES harmless from any and all claims, proceedings, cost, expenses, damages and losses (including reasonable attorneys’ fees) to the extent based upon design or manufacturing defects in the CPs that result in bodily injury, death or damage to tangible or real property (“Product Liability”).

19.2	VENDOR shall not be liable if, and to the extent, CPs have been improperly installed, operated, used or maintained by FSC or FSC’s customers or any third party other than VENDOR.
***CONFIDENTIAL TREATMENT REQUESTED

19.3	Vendor shall secure and maintain a product liability insurance policy, providing for levels of coverage that are reasonable and in keeping with those typically provided for in the industry, for Product Liability exposure to third parties resulting from defective CP supplied by VENDOR to FSC. At FSC’s request, VENDOR shall provide FSC a copy of the insurance policy.

20.	LIMITATION OF LIABILITY

20.1	THE WARRANTIES OF VENDOR AS EXPRESSED IN THIS AGREEMENT AND ANNEXES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ALL SERVICES, CPS, SPARE PARTS, OTHER MATERIALS OR INFORMATION ARE PROVIDED “AS IS.” THE SAME APPLIES MUTATIS MUTANDIS FOR FSC.

20.2	WITH THE EXCLUSION OF WILLFUL OR GROSS NEGLIGENT CONDUCT, PERSONAL INJURY, DEATH, REAL PROPERTY DAMAGE, LIABILITY THAT IS MANDATORY UNDER APPLICABLE LAW OR INDEMNIFICATION OBLIGATIONS ACCORDING TO SECTION 13 (INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS), VENDOR AND FSC EXCLUDE VIS-à-VIS EACH OTHER ANY AND ALL LIABILITY FOR ALL INDIRECT, INCIDENTAL, EXEMPLARY AND CONSEQUENTIAL DAMAGES (SUCH AS LOSS OF PROFIT; LOSS OF DATA; LOSS OF REVENUES; LOSS OF GOOD WILL; AND VALUE ASSOCIATED WITH LOSS OF REPUTATION and; LOSS OF CONTRACT).

20.3	The Parties acknowledge and agree that the amounts payable under this AGREEMENT have been established based upon the liability limitations set forth herein, and further agree that these limitations shall apply notwithstanding any failure of essential purpose or of any limited remedy.

21.	TECHNICAL AND ENGINEERING CHANGES

21.1	Technical and engineering changes to CP may only be performed by VENDOR in accordance with the procedures detailed in ANNEX 10 TECHNICAL CHANGES.

21.2	VENDOR must supply quantities of changed CPs necessary for testing or qualification as mutually agreed upon free of charge to FSC.

22.	NON-DISCLOSURE

22.1	FSC agrees to maintain in confidence any and all CONFIDENTIAL INFORMATION delivered by VENDOR to FSC. Such information required to be held in confidence shall, if in writing, be marked “Confidential”. Oral information that is confidential shall be reduced to writing and marked “Confidential”, and forwarded to FSC [***]. FSC may disclose CONFIDENTIAL INFORMATION to such employees of FSC or third parties contracting with FSC as may be necessary in the design, manufacture, service, distribution, and licensing -if any-, of the CP, but only, if they are bound by confidentiality obligations at least as stringent as stated herein.
***CONFIDENTIAL TREATMENT REQUESTED

22.2	The obligations hereunder shall not apply to information which is or becomes public domain; or is received by FSC from a third party without confidentiality obligation to VENDOR; is known by FSC without use of VENDOR’s CONFIDENTIAL INFORMATION; is independently developed by FSC without use of VENDOR’s CONFIDENTIAL INFORMATION; or that must be disclosed by law so long as FSC gives VENDOR prompt notice of such legal requirement.

22.3	The obligations in SECTION 22.1 shall apply mutatis mutandis to CONFIDENTIAL INFORMATION delivered or made available by FSC to VENDOR.

22.4	The non-disclosure obligations in SECTIONS 22.1 and 22.2 shall expire [***]. Notwithstanding the foregoing, any obligations of confidentiality with respect to information disclosed to FSC pursuant to [***].

22.5	Press releases or other information on the conclusion/content of this AGREEMENT shall only be made available to third parties/press agencies with the prior written consent of the other PARTY hereto. Notwithstanding the foregoing, each Party may make disclosures regarding this AGREEMENT without the prior written consent of the other Party to the extent that such disclosures are legally required by the party (including any requirements imposed by the United States Securities and Exchange Commission regarding the disclosure of information) but only if the disclosing Party has given the other party notice of the requirement and an opportunity to discuss the circumstances and depth of disclosure with the disclosing Party. The Parties acknowledge that often such legally required disclosures must be made quickly, and the time period between notification and the need to disclose may be limited.

23.	TECHNICAL SUPPORT AND TRAINING

23.1	VENDOR agrees to provide training and technical support to FSC according to the provisions of ANNEX 12 TECHNICAL SUPPORT AND TRAINING.

23.2	Maintenance for CP may be performed by FSC and VENDOR shall give support for REPAIR as stated in ANNEX 6 SPARE PARTS AND REPAIR. FSC shall be entitled to buy SPARE PARTS according to the terms and conditions stated in ANNEX 6 SPARE PARTS & REPAIR and resell them to FSC service partners, e.g. to third party repairers.

24.	GOVERNING LAW AND ARBITRATION

24.1	This AGREEMENT shall be governed by and construed in accordance with the laws of the State of New York, USA. The United Nations Convention on the International Sale of Goods (CISG) shall not apply. With regard to the validity and scope of intellectual property rights the law of the country shall apply, where such intellectual property rights have been originated and/or registered.

24.2	All disputes arising out of or in connection with the present agreement, including any questions regarding its existence, validity or termination, shall be finally settled by binding arbitration under the American Arbitration Association (the “Rules”) by three arbitrators in accordance with said Rules.
***CONFIDENTIAL TREATMENT REQUESTED

24.3	Each Party shall nominate one arbitrator for confirmation by the competent authority under the applicable Rules (Appointing Authority). The two appointed arbitrators shall agree on the third arbitrator [***]. Should the two arbitrators fail, within the above time-limit, to reach agreement on the third arbitrator, he shall be appointed by the Appointing Authority. If there are two or more defendants, any nomination of an arbitrator by or on behalf of such defendants must be by joint agreement between them. If such defendants fail, within the time-limit fixed by the Appointing Authority, to agree on such joint arbitrators the Appointing Authority may appoint such joint arbitrator. The arbitrators must have sufficient experience in the IT industry and in international business transactions

24.4	Notwithstanding the Rules (i) each Party shall have no more than 2 days to present its case and (ii) the arbitrators shall be instructed to render their decision [***] following the conclusion of each Party’s presentation.

24.5	The arbitrators shall specify the basis for their decision. The arbitrators shall not award any punitive damages. The decision of the arbitrators shall be considered as a final and binding resolution of the dispute, shall not be subject of appeal and may be entered as a judgment in any court of competent jurisdiction.

24.6	The seat of arbitration shall be New York, New York, USA. The procedural law of this place shall apply where the Rules are silent, however no pre-trial discovery procedure or jury trial shall be allowed in the arbitration proceedings.

24.7	The language to be used in the arbitration proceedings shall be English. The whole arbitration procedure shall be executed pursuant to a strict non disclosure agreement signed by the Parties and the arbitrators agreeing to conduct such proceedings and maintaining in confidence all confidential information or trade secrets disclosed or produced in the course thereof. All press releases or public statements regarding the status of such proceedings shall be prepared jointly and only by the Parties.

25	EXPORT LICENSE, ADMINISTRATION REGULATIONS CONCERNING US-ORIGIN CP

25.1	FSC shall comply fully with all applicable laws, rules and regulations relating to the export of VENDOR’s hardware and technical data, including, but not limited to, any regulations of the United States Office of Export Administration and other applicable governmental agencies. VENDOR agrees to cooperate in providing information requested by FSC as necessary to obtain any required licenses and approvals.

25.2	VENDOR will provide a written declaration that VENDOR has duly classified hardware in accordance with the United States Export Administration Act and the United States Export Administration Regulations. VENDOR’s written declaration shall contain the applicable CN-Class, Country of Origin, State of Origin, ALNR, Export Control Classification Number (“ECCN”) in accordance with the Commerce Control List (“CCL”), weight, net weight, dimensions as well as any and all applicable License Exceptions. VENDOR is obliged to deliver such declaration as soon as possible but no later than the general availability date of the CPs. If the scope of the contract is extended at a later date, VENDOR likewise undertakes to
***CONFIDENTIAL TREATMENT REQUESTED

provide the relevant export control details pertinent to the additional products/services, subject to these same conditions.”

26.	CONTACTS

26.1	Any notices to be sent hereunder shall be in writing and delivered personally or sent by fax or mail according to ANNEX 12 CONTACTS.

26.2	Notices sent by fax shall be sent to the respective fax numbers set forth in ANNEX 12 CONTACTS and such notices shall be deemed given as of the date sent by fax if properly addressed and transmitted. Notices concerning issues important for the contractual relationship shall be sent either (i) by commercial express mail, or otherwise (ii) by certified or registered mail or any other means giving sender proof of receipt.

26.3	Notices sent by mail shall be addressed as set forth in ANNEX 12 CONTACTS, postage prepaid, certified or registered mail, and shall be deemed given at the date of receipt.

26.4	During the term hereof VENDOR and/or FSC may designate other addresses or numbers to which such notices shall further on be sent or delivered.

27.	TERM AND TERMINATION

27.1	The term of this AGREEMENT shall commence on the EFFECTIVE DATE, continue thereafter for a period of five (5) years and shall automatically be prolongated in one (1) year increments, unless one of the Parties notifies the other [***] prior to any prolongation of its intent not to prolongate.

27.2	Either PARTY may elect to terminate this AGREEMENT for a breach of a material term or provision of this AGREEMENT by the other PARTY upon delivery of [***] prior written notice to the other PARTY; provided, however, if such breach is cured by the other PARTY within said [***], such election and notice shall be of no further force and effect and this AGREEMENT shall not be terminated thereby.

27.3	Termination of this AGREEMENT shall not affect those provisions of this AGREEMENT that are intended, by their nature, to survive termination.

27.4	In case either Party merges with another company or is acquired by a third Party being a competitor of the other Party in the field of information systems or comes otherwise under an excessive influence of a third party of same nature, either Party will inform the other Party in writing without delay and either Party is entitled within [***] of receipt of such notice to terminate this AGREEMENT.

27.5	For a [***], VENDOR shall offer support to FSC in respect to service and maintenance purposes. In particular, Vendor shall maintain the support for repair and the repair service described in ANNEX 6 SPARE PARTS AND REAPAIR.
***CONFIDENTIAL TREATMENT REQUESTED

27.6	For a [***], and subject to the payment by VENDOR fo all applicable fees and other charges, VENDOR shall make available to FSC SPARE PARTs. [***] the PARTIES will mutually agree upon any continuing obligations of VENDOR to deliver SPARE PARTS or provide support beyond the aforementioned [***] period.

28.	END OF LIFE OR DISCONTINUATION BY VENDOR OF CP

28.1	Should VENDOR request the discontinuation of CP, VENDOR shall so notify FSC in writing explaining the reasons and the PARTIES shall negotiate in good faith an adequate solution, which may include i.e. the transfer of the manufacturing rights for CP and SPARE PARTs according to ANNEX 8 EMERGENCY MANUFACTURING RIGHTS or a last time order of CP.VENDOR shall not request such discontinuation [***].

28.2	VENDOR agrees to provide a written notice to FSC [***] prior to the effective end of life of any CP, which notice shall consist of:
–	date of the notice

–	the specific CP affected

–	last possible date for receipt of an order

–	last possible shipment date of the relevant CP(s)
29.	INVENTORY MANAGEMENT

29.1	Due to un-predictable customer decisions, excess inventory held and owned by FSC may occur. Inventory shall be deemed to be excess inventory if the then current manufacturing plan of FSC requires a lesser volume of the respective inventory than the current inventory level shows.

29.2	FSC shall be entitled to resell the excess inventory to third parties in compliance with the requirements specified in ANNEX 14 EXCESS INVENTORY.

30.	SUB-MANUFACTURERS

30.1	VENDOR may require the use of certain sub-manufacturers for whatever task is deemed necessary. VENDOR shall ensure that sub-manufacturers comply with the FSC standards and requirements contained in this AGREEMENT.

30.2	VENDOR shall provide FSC with [***] prior written notice of its intent to change its manufacturing location or transfer of manufacturing plant. Unless FSC approves of the change, VENDOR will [***]. VENDOR will use best efforts to ensure smooth transition. FSC may not unreasonably withhold, delay or condition its approval.
***CONFIDENTIAL TREATMENT REQUESTED

31.	EMS/ODM

31.1	Subject to each EMS/ODM being credit worthy to order CPS and services from VENDOR under the provisions of this Agreement, as reasonably determined by VENDOR, VENDOR agrees to supply CPs and provide services to the EMS/ODM according to the terms and conditions of the AGREEMENT concluded between FSC and VENDOR for the sole purpose of the incorporation of the CPS supplied under this AGREEMENT into the products to be manufactured for FSC by the EMS/ODM and based on the condition, that any deliveries for such purpose shall be governed by a direct business relationship based on the respective POs between VENDOR and the EMS/ODM.

31.2	As part of the agreement between FSC and the EMS/ODM, FSC shall contractually bind the EMS/ODM to use the CPS and provided services supplied by VENDOR according to the terms of the AGREEMENT concluded between FSC and VENDOR exclusively for the manufacture of FSC’s products and for no other purpose.

31.3	FSC shall be entitled to revoke such supply rights granted by VENDOR to the EMS/ODM in its own discretion at any time, especially but not limited to in case the EMS/ODM uses the CP and provided services for other purposes as described in the preceding section. In case FSC revokes such supply rights, VENDOR shall terminate any deliveries or any support to the EMS/ODM, coming from the agreement, within [***] following the receipt of a revocation note provided by FSC.

32.	ETHICAL STANDARDS

32.1	VENDOR agrees to comply with the ethical standards detailed in ANNNEX 17 ETHICAL STANDARDS.

33.	MISCELLANEOUS

33.1	ASSIGNMENT. Neither PARTY may delegate its obligations or assign its rights hereunder without the prior written consent and approval of the other PARTY which consent will not be unreasonably withheld; provided, however: i) a Party hereto may assign this AGREEMENT upon written notice to the other Party, to a successor-in-interest of all or a majority of its outstanding stock or voting securities or to a purchaser of all or substantially all of its assets, and; (ii) upon written notice to VENDOR, FSC may assign, delegate or transfer its obligations and rights hereunder to any RELATED COMPANY which is capable of performing all of FSC’s obligations under this AGREEMENT (as reasonably demonstrated to VENDOR) without the prior written consent of VENDOR. Even if the AGREEMENT has not been formally assigned, any RELATED COMPANY shall be entitled to issue purchase orders according to the terms and conditions of this AGREEMENT. In this case the RELATED COMPANY and VENDOR shall become direct contractual partners. If this AGREEMENT is assigned pursuant to section 33.1(i), above, the other Party shall have the right to terminate the AGREEMENT by giving [***] prior written notice.

33.2	ANNEXES. The Annexes attached to this AGREEMENT form an integral part hereof. In case of a contradiction between the AGREEMENT and the Annexes,
***CONFIDENTIAL TREATMENT REQUESTED

the AGREEMENT shall prevail, unless explicitly specified otherwise in the Annexes.

33.3	AMENDMENT. This AGREEMENT may not be modified or amended except by a written amendment consecutively numbered and executed by the duly authorized officers of the PARTIES hereto. This requirement can only be waived in a written document that is executed by the duly authorized officers of the Parties hereto. In case of any contradiction between the AGREEMENT wording and the wording of the Annexes, the AGREEMENT shall prevail.

33.4	SEVERABILITY. If a provisions of this AGREEMENT is held invalid, unenforceable or contrary to law then the validity of the remaining provisions of this Agreement shall remain in full force. In such instance, the Parties shall use their best efforts to replace the invalid provision(s) with legally valid provisions approximating to the extent possible the original intent of the Parties.

33.5	FORCE MAJEURE. Neither PARTY shall be liable to the other for failure or inability to perform its obligations hereunder to the extent such failure or inability is due to Force Majeure. For the purpose of this section, “Force Majeure” means all acts of God and Government and general labor disputes beyond the reasonable control of a PARTY. Should the period of Force Majeure exceed six months, each PARTY is entitled to terminate this AGREEMENT.

33.6	PARENT RESPONSIBILITY. Dot Hill Systems Corp. hereby agrees to be a Party to this AGREEMENT and shall be jointly and severally liable together with Dot Hill Systems B.V. for all of the obligations and liabilities of Dot Hill Systems B.V., and all of Dot Hill’s related companies and subsidiaries, arising hereunder.

Dot Hill Systems, B.V.	Dot Hill Systems Corp.

/s/ PRESTON ROMM	/s/ DANA W. KAMMERSGARD

signature	signature

Preston Romm	Dana W. Kammersgard

name	name

Director	President and CEO

title	title

3/3/06	3/2/06

date	date

Fujitsu Siemens Computers GmbH

/s/ HARALD ROBATZEK	/s/ [ILLEGIBLE]

signature	signature

Harald Robatzek	[ILLEGIBLE]

name	name

Director Golbal Sourcing	Director Storage Systems

title	title

13.01.2006	13.01.2006

date	date

ANNEX  1 CONTRACTUAL PRODUCTS
ANNEX  2 DOCUMENTATION
ANNEX  3 FORECAST, LEADTIMES
ANNEX  4 OMITTED
ANNEX  5 SOFTWARE
ANNEX  6 SPARE PARTS AND REPAIR
ANNEX  7 QUALITY ASSURANCE
ANNEX  8 EMERGENCY MANUFACTURING RIGHTS
ANNEX  9 STANDARDS, ENVIRONMENTAL REQUIREMENTS
ANNEX 10 TECHNICAL CHANGES
ANNEX 11 TECHNICAL SUPPORT & TRAINING
ANNEX 12 CONTACTS
ANNEX 13 EXCESS INVENTORY
ANNEX 14 DROP SHIPMENT
ANNEX 15 TEST REQUIREMENTS
ANNEX 16 PACKAGING AND LABELING
ANNEX 17 ETHICAL STANDARDS
ANNEX 18 INTELLECTUAL PROPERTY RIGHTS
ANNEX 19 MARKETING FUNDS

Confidential
ANNEX 1 CONTRACTUAL PRODUCTS
1.	The following information is contained on the most current version of the price list (“PRICE LIST”) and product specifications (“SPECIFICATIONS”) that have been formally issued by VENDOR under this AGREEMENT and accepted by FSC (“ACTIVE PRICE LIST” or “ACTIVE SPECIFICATION”). Such documents are made a part hereto by reference. Updated PRICE LISTS and SPECIFICATIONS may be issued, accepted and thereby made a part of this AGREEMENT from time to time throughout the term of this AGREEMENT without the need to formally amend the AGREEMENT.
•	Contractual Product(s) (CP)

To be found on most recent ACTIVE DH PRICE LIST for FSC.
•	Specification of CP(s)

To be found on most recent ACTIVE SPECIFICATION
•	Configuration of CP(s)

To be found on most recent ACTIVE PRICE LIST

•	Price of CP(s)

To be found on most recent ACTIVE PRICE LIST.

•	Package weight and dimensions

To be found on most recent ACTIVE SPECIFICATION

2.	Warranty Period for CP(s)

[***] commencing on the date that VENDOR first delivers the CP.

3.	Incoterm for CP(s) and for Spare Parts

FCA VENDOR’s shipping dock at VENDOR’s designated facility. Title and risk of loss shall pass to FSC [***].

***CONFIDENTIAL TREATMENT REQUESTED

GS	1/1

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ANNEX 2 DOCUMENTATION
[***]

***CONFIDENTIAL TREATMENT REQUESTED

Quality	1/1

Confidential
ANNEX 3 FORECAST, LEAD TIMES, ORDER MANAGEMENT, INVENTORY MANAGEMENT
1. FORECAST
FSC shall issue, [***], a rolling [***] forecast in the same form as that set forth at Appendix 1 to this ANNEX 6 (“Forecast”).
The forecast assumes [***], and VENDOR will be obligated to deliver at a certain point in each month only that amount of CPs or Spare Parts that are equivalent to [***]. For example, if the [***].
The forecast will be updated [***]. Upon issuing a new forecast, FSC will request that VENDOR confirm that it can meet the forecast, including the “Upside Flexibility” requirements [***] of the forecast. The parties will strive to speak on a weekly or bi-weekly basis regarding the forecast and expected timing of shipments during the month.
FSC will be committed to the Upside Flexibility ranges as first and initially forecasted. In other words, VENDOR will not be required to deliver, within “in-forecast” lead times, any amount of CPs or Spare Parts that are greater than the amount of CP or Spare Parts originally (first) forecast by FSC for that month.
FSC’S FORECAST IS NOT A PURCHASE ORDER FOR THE FORECASTED AMOUNTS AND DOES NOT GUARANTEE FSC WILL ISSUE PURCHASE ORDERS AS SET FORTH IN THE FORECAST.
2. LEAD TIMES
Lead times shall be as follows. All lead time periods for delivery of orders start from the time of receipt of the Purchase Order for the applicable CPs or Spare Parts and ends when VENDOR makes the CPs or Spare Parts available [***].
All lead time periods for warranty handling start from the date upon which VENDOR receives the returned CP or Spare Part from FSC and ends when VENDOR makes the CPs or Spare Parts available [***].
   Delivery:

-	CP	for amounts “in-forecast” – [***];

for amounts greater than forecast –VENDOR to use commercially reasonable efforts to meet the [***] lead time, but not greater than [***]

-	SPARE PARTS	for new Spare Parts (not refurbished) “in-forecast” – [***]

***CONFIDENTIAL TREATMENT REQUESTED

GS	1/7

Confidential

for new Spare Parts (not refurbished) greater than forecast – VENDOR will use commercially reasonable efforts to meet the [***] lead time, but not greater than [***].

-	Emergency Orders ([***] units or less)	[***], but such Orders may effect the. delivery dates of existing Orders
In-Warranty Handling (turn around time):

-	CP	[***]

-	Spare Parts	new parts (not refurbished) – [***]

-	Emergency /DOA ([***] units or less	[***], but such Orders may effect the delivery dates of existing Orders.
Out of Warranty Repair or Replace (turn around time):

-	General	[***]

-	Emergency	Using commercially reasonable efforts [***] units or less) [***]

-	Refurbishments of specific returned unit	[***], although VENDOR will use non-binding best efforts to complete within [***].
unless a shorter period of time has been agreed upon in writing.
3. Cancellation or Rescheduling of Purchase Orders and Returns
Even after acceptance of a Purchase Order FSC is entitled to cancel, reschedule or return such Order in writing with regard to the total or partial quantity of CP or Spare Parts ordered according to the following conditions:
a) Rescheduling:
FSC is entitled up to [***] to request a rescheduling [***], to a date within [***].
FSC is entitled within [***] to request a rescheduling [***] to a date within [***], but such rescheduling may be [***].
FSC may not reschedule an Order if it has already been [***].

***CONFIDENTIAL TREATMENT REQUESTED

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b) Cancellation:
FSC is entitled up to [***] to cancel respective Purchase Orders [***].
FSC is entitled within [***] to cancel a Purchase Order, but such cancellation may be [***].
FSC may not cancel an Order if it has already been [***].
c) Returns:
FSC may return CPs or Spare Parts for a credit at the then-current price for said CP or Spare Parts, but only if all of the following conditions are met:
(i) the CP or Spare Part has not been used and is “as new;”
(ii) the CP or Spare Part is in its original packaging and is unopened;
(iii) the CP or Spare Part is in the same condition as it was when delivered to FSC;
(iv) the CP or Spare Part is at the current revision level;
(v) the CP or Spare Part was delivered to FSC within [***]; and
(v) the amount of CP or Spare Part returned [***]. VENDOR, in its discretion, will consider returns [***].
No Returns may be made during the [***].
Any CP or Spare Part returned to VENDOR shall be designated within VENDOR as the first CP or Spare Part of its type to be shipped back to FSC against any new Purchase Order received for that configuration; this will ensure prompt turnover of all returned product.
Each return shall be [***].
d) [***]
Cancellation, Rescheduling or Return [***].
4. Excess and Obsolete Inventory Unique to FSC
4.1 FSC acknowledges its financial responsibility for the materials purchased by VENDOR that are unique to FSC-branded Products in order to support the agreed upon lead times for the forecasted amounts (including Upside Flexibility requirements) (“Chargeable Materials”). Unique materials are set forth on Appendix 2 to this ANNEX 3. It is assumed that VENDOR’s lead times to purchase Chargeable Materials is [***] unless VENDOR receives FSC’s approval to purchase Chargeable Materials with greater lead times.

***CONFIDENTIAL TREATMENT REQUESTED

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4.2 [***] Chargeable Materials. After [***] of remaining in inventory, FSC will [***], but only those purchased or created in order to support the agreed upon lead times for the forecasted amounts, [***].
4.3 [***] Chargeable Materials. After [***] of remaining in inventory, FSC will [***], but only those Chargeable Materials purchased or created in order to support the agreed upon lead times for the forecasted amounts. [***].
4.4 [***] Chargeable Materials. FSC shall [***], but only those Chargeable Materials purchased or created in order to support the agreed upon lead times for the forecasted amounts,[***].
4.5 Expiration or Earlier Termination. In the event that FSC terminates the AGREEMENT for convenience, Dot Hill terminates the AGREEMENT based on FSC’s breach of the AGREEMENT which is not cured, or the AGREEMENT expires and FSC chooses not to renew, then FSC shall[***], but only those Chargeable Materials purchased or created in order to support the agreed upon lead times for the forecasted amounts,[***].
4.6 [***].
4.7 As of the signing of this AGREEMENT, the CPs contain unique materials that are easily removed from FRUs or CPs. If the nature of the CPs change such that VENDOR is required to integrate FSC unique materials into FRUs or CPs and such unique materials are more difficult to strip from the FRUs or CPs, such FRUs or CPs may also be considered Chargeable Materials and the[***]. The[***]. VENDOR will notify FSC of changes to the CPs that trigger this provision.

***CONFIDENTIAL TREATMENT REQUESTED

GS	4/7

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APPENDIX 1 to ANNEX 3. SAMPLE FORECAST
[***]

***CONFIDENTIAL TREATMENT REQUESTED

GS	5/7

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APPENDIX 2, to ANNEX 3: LIST OF UNIQUE PARTS
[***]
[***]

***CONFIDENTIAL TREATMENT REQUESTED

GS	6/7

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ANNEX 4                                                                omitted
GS

Confidential
ANNEX 5                                                    SOFTWARE
1. Where the CP contains SOFTWARE that is provided as part of and incorporated into a CP at no additional charge to FSC, subject to the payment by FSC of applicable charges and fees for the CP, FSC and its customers shall receive a paid-up perpetual, non-exclusive and non-transferable right to use the SOFTWARE on the single CP upon which the SOFTWARE was originally incorporated and loaded, in an unchanged form, and for the sole purpose stated in the accompanying software documentation.
2. VENDOR warrants to FSC that:
     a) VENDOR has the right to grant the license to SOFTWARE as per Section 1;
     b) SOFTWARE conforms in all material respects to its specifications and is substantially free in all material respects from programming errors;
     c) SOFTWARE performs on the configuration of the CP with/ for which it was ordered and/or supplied;
     d) SOFTWARE performs in all material respects the functions and features defined in the accompanying documentation;
      e) as of the date of delivery, SOFTWARE is the most current, fully-tested release version offered by VENDOR, and is no ”alpha”, “beta” or equivalent test version (as such terms are commonly understood in the computer software industry), unless the parties otherwise expressly agree;
     f) SOFTWARE does not contain any lock, clock, timer, counter, copy protection feature or other device, which, after initial installation of SOFTWARE, prevents FSC or its customers from fully utilizing SOFTWARE in accordance with this Agreement without intervention by VENDOR.
3. Title to all SOFTWARE supplied to FSC by VENDOR under this Agreement will remain with VENDOR or its licensor. FSC and its customers obtain no rights to SOFTWARE except for the limited license rights set forth herein.
4. Except as expressly permitted under applicable law, FSC or its customers shall not reverse engineer, decode, decompile, modify, translate, disassemble or attempt to reduce to source code form the CP or SOFTWARE, or cause or help any third party to do the same.
5. SOFTWARE shall be considered the CONFIDENTIAL INFORMATION of VENDOR as that term is defined in the AGREEMENT, regardless of whether it is marked as such.
GS/L+C

Confidential
ANNEX 6                                                   SPARE PARTS AND REPAIR
1.	SUBJECT MATTER OF ANNEX 6

The subject matter of this Annex is to define the SPARE PARTS procurement for the Contractual Product (CP) described in ANNEX 1 to the AGREEMENT and the REPAIR procedure for such SPARE PARTS as well as for the Contractual Product (CP) described in ANNEX 1 to AGREEMENT.

Even if not explicitly referenced, the terms and conditions of the AGREEMENT (including its ANNEXES) shall apply accordingly. However, provisions of the AGREEMENT shall in no event supersede provisions of this Annex 6 in case of deviation.

2.	SPARE PARTS
2.1	Definitions
[***]
2.2	SPARE PARTs Lists
2.2.1 Contents of the SPARE PARTs Lists (for Level 0 and 1)
The SPARE PARTs Lists as following shall contain the following and shall be revised immediately if any mutually agreed changes occur. The SPARE PARTS list shall only be compiled with respect to Level 0 and Level 1 SPARE PARTS; they shall not be compiled with respect to Level 2 SPARE PARTS
a) [***]

***CONFIDENTIAL TREATMENT REQUESTED

PRS

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[***]
b) [***]
c) [***]
2.2.2 Availability of SPARE PARTs information
The BASIC SPARE PARTs List, recommended by VENDOR, shall be made available by VENDOR latest [***] prior to begin of mass production of the applicable CP. At the same time VENDOR shall provide FSC with applicable storage guidelines, in case any special or unusual treatment is necessary.
The Purchase SPARE PARTs List and Planning SPARE PARTS List shall be made available at the latest [***]. FSC may require additional SPARE PARTs to be added to the SPARE PARTs Lists.
3.	SPARE PARTS PROCUREMENT PROCEDURE

During the term of the AGREEMENT and for the period stated in Clause 27.6 of the AGREEMENT, VENDOR will accept and carry out all purchase orders for SPARE PARTS placed by FSC in accordance with the terms of this Annex 6.
3.1	Purchase Orders
3.1.1 Ordering
FSC will place purchase orders providing VENDOR with the following information:
▪ Purchase Order number and date
▪ SPARE PART quantity to be delivered
▪ Part number and revision level
▪ Item description
▪ Unit price
▪ Date of delivery

***CONFIDENTIAL TREATMENT REQUESTED

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3.1.2 Initial order
VENDOR shall deliver the initial SPARE PARTs to FSC at the latest[***].
FSC will stock approximately [***] of SPARE PARTs at the initial stage.
Initial stock quantities will be determined by either of the following:
[***]
3.1.3 Order Confirmation
Within [***] after receipt of order, VENDOR will send an order confirmation including delivery date for information purposes to FSC. The holidays of the country from which confirmation is issued shall be taken into consideration when determining “working day.”
3.1.4 Cancellation procedure
FSC may cancel or reschedule purchase orders for Spare Parts under the same terms and conditions as those stipulated in ANNEX 3 of the AGREEMENT with respect to CPs.
3.1.5 Lead-time
The lead time for delivery from date of purchase order shall be as stipulated in ANNEX 3 of the AGREEMENT.
VENDOR will confirm the delivery of SPARE PARTs to FSC’s carrier upon Spare Parts leaving VENDOR’s facility dock.
3.1.6 Terms
Terms of delivery: According to Section 3 of the AGREEMENT
Terms of payment: According to Section 6 of the AGREEMENT
3.1.7 Prices
Prices for the SPARE PARTs Procurement (including prices for accelerated orders) are stated in Attachment 1 (SPARE PARTS and REPAIR Prices) to this ANNEX 6 and include appropriate packaging.[***] Section 4 of the AGREEMENT shall apply accordingly. VENDOR agrees[***].

***CONFIDENTIAL TREATMENT REQUESTED

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3.2 Discontinuation of SPARE PARTs
3.2.1 Discontinuation
Prior to the EOL of the applicable CP in which a SPARE PART is used, in case of the discontinuation of a SPARE PART, VENDOR will inform FSC in writing, including the effective date of discontinuation, and offer a substitute or alternative SPARE PART. If the substitute or alternative SPARE PART affects the form, fit, function or compatibility of the CP, then it must be approved by FSC as per ANNEX 10 of the AGREEMENT.
Upon the EOL of a CP, availability of SPARE PARTS for that CP shall be governed by Section 27.6 of the AGREEMENT.
3.2.2 Tooling
VENDOR shall inform FSC before scrapping or changing any tool that is used to create Spare Parts that are unique to FSC and FSC reserves the right to buy such FSC-unique tooling from VENDOR.
3.3 Changes and Upgrades
VENDOR shall notify FSC without undue delay of intended Engineering Changes in SPARE PARTs, which do not result in a discontinuation of SPARE Parts. All such changes that affect the form, fit, function or compatibility of the SPARE PARTs are subject to FSC ´ s approval as per ANNEX 10 of the AGREEMENT.
If any such changes are not Mandatory Changes and are not caused by FSC, the parties will design a program of backward consumption by which the new SPARE PARTs will be phased-in and/or the old SPARE PARTs upgraded in a manner that avoids the purging and/or scraping of the old SPARE PARTs.
In the event that any such changes are Mandatory Changes and are not caused by FSC, VENDOR will [***]
[***]
For purposes of this section, a Mandatory Change is a change that is required to allow the CP to function as per its original specification (prior to the change) and in a safe and legal manner. All other changes are not Mandatory Changes.
VENDOR shall only be required to upgrade to the current revision level those SPARE PARTs that [***]

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For purposes of this ANNEX 6, the MAL (or Minimum Acceptance Level) is the [***].
3.4 Warranty
3.4.1 Warranty Period
VENDOR warrants that newly purchased SPARE PARTS (as opposed to refurbished SPARE PARTS) are new, that they meet all specifications agreed upon by VENDOR and FSC hereunder as set forth in the SPARE PARTS Lists, ANNEX 1, ANNEX 9 (Standards) and ANNEX 7 (Quality Assurance) to AGREEMENT, and that they are free from defects in design, material and workmanship for a period of [***] from receipt of SPARE PARTS by FSC. Refurbished SPARE PARTs are not new, but VENDOR warrants that they otherwise meet the aforementioned specifications and warranties for a period of [***].
3.4.2 Serial number and warranty validation
VENDOR will operate an online warranty tracking system for validation and RMA procedure as well as for product safety purposes.
VENDOR shall provide a serial number on each serial number-controlled SPARE PART and a mechanism of serial number coding online, which allows FSC to determine the beginning of the applicable warranty period.
3.4.3 DOA (Dead on Arrival)
The DOA period is [***] from date of receipt of new SPARE PARTS by FSC.
FSC will request RMA marked as DOA with respect to New (and not refurbished) Spare Parts, whereas the process as described under Clause 3.4.4 shall apply accordingly.
The DOA rate as confirmed by VENDOR (and not just based on FSC’s observations) shall not exceed [***].
3.4.4 In - Warranty Options
In the event a defect is discovered in a SPARE PART and VENDOR is notified of the defect within the warranty period, VENDOR shall execute one of the following warranty actions, in VENDOR’s discretion, within the TAT (Turn Around Time) set out in ANNEX 3 from VENDOR’s receipt of the defect SPARE PART:

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a) VENDOR will provide and ship a replacement/exchange SPARE PART with the same part number or a replacement SPARE PART which part number is explicitly authorised and approved by FSC or
b) VENDOR will issue a credit note and refund the purchase price that FSC paid for the defective SPARE PART or
c) VENDOR will repair the SPARE PART, and if the SPARE PART meets the Minimum Accepted Level, will upgrade the SPARE PART to the latest revision level.
The provisions and processes applicable for In-Warranty Handling are described in Attachment 2 (In-Warranty Handling Process Description) of this ANNEX 6 in detail.
3.5 Failure to comply with contractual obligations
3.5.1 Shipping / Delivery
If VENDOR exceeds the agreed Lead Times (Clause 3.1.5) as stipulated in ANNEX 3 for shipping new or refurbished SPARE PARTS to FSC, or if VENDOR exceeds the confirmed delivery date (Clause 3.1.3), or if VENDOR exceeds the agreed TAT for RMA activity, Clause 3.6 of the AGREEMENT shall apply accordingly.
3.5.2 Response to RMA requests
If VENDOR does not respond to FSC‘s RMA request within [***].
3.5.3 Warranty Handling
If VENDOR exceeds the agreed TAT for warranty handling as stipulated in ANNEX 3, VENDOR shall [***].
3.5.4 DOA Rate
If the DOA Rate measured [***] figure set forth in Section 3.4.3, VENDOR shall [***].
FSC reserves the right to claim further damages resulting from all Dead on Arrivals occurring. VENDOR’s right to prove that FSC has incurred a lower damage shall remain unaffected.
3.5.5 General

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The claiming of contractual penalties or liquidated damages or compensation for damages by FSC shall not affect FSC` s rights to demand performance. An acceptance of VENDOR`s performance by FSC will not affect FSC‘s right to claim contractual penalty, liquidated damages or compensation for damages, even if no objection is made upon acceptance of any such performance.
In case of default and/or non–performance by VENDOR, FSC may grant an appropriate period of grace to enable performance. Once however this period of grace has expired without VENDOR bringing about the contractually agreed performance and /or results, FSC is entitled to withdraw from the respective order and demand damages for default and/or non-performance.
4. SUPPORT FOR REPAIR
4.1 Documentation
During the term of the AGREEMENT and for the period stated in 27.5 of the AGREEMENT), in order to enable FSC or FSC’s third party repairers to effectively test and screen returns to reduce “No Trouble Found” rates, VENDOR will, in its reasonable discretion, provide to FSC [***] the documentation necessary to allow FSC to accomplish such limited screening and testing. VENDOR may require that FSC or FSC’s third party repairers enter into non-disclosure agreements prior to being provided access to such information
VENDOR will provide the documentation in the English language.
4.2 Technical assistance
VENDOR shall give FSC Level 4 technical assistance pursuant to the terms and conditions set forth on ANNEX 11 of the AGREEMENT.
4.3 Third party repairers
FSC reserves the right to select and authorize [***] third party [***]. VENDOR reserves the right to qualify and approve of the third party repairer. After such approval by VENDOR and the third party repairer’s entering into appropriate non-disclosure agreement(s) protecting VENDOR’s information, VENDOR shall provide the above-mentioned repair documentation and technical assistance directly to third party repairer.
After the third party repairer has entered into the required non-disclosure agreement, FSC shall be allowed to provide documentation referred to Clause 4.1 to such third party repairers for purposes of carrying out repairs on the CPs.
To the extent that FSC wishes VENDOR to take direct orders from the third party repairers, VENDOR may conduct a credit analysis of the third party repairer and impose reasonable credit limits or payment terms upon the third party repairer.
5. SPARE PARTS AND CP REPAIR SERVICE
5.1 General

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During the term of the AGREEMENT and for the period stated in 27.5 of the AGREEMENT, VENDOR will provide to FSC, upon FSC ´ s request, Out of Warranty REPAIR service for SPARE PARTS listed in the SPARE PARTS List as well as for CP at prices mutually agreed upon by the parties.
5.2 Service Deliverables
FSC will issue repair orders (or, in other words, a request for RMA activity) which orders will include the following particulars:
-	Repair Order Number

-	Counter Number

-	Part Number

-	Serial Number for serial controlled items

-	Failure Mode (reason for failure)

-	An indication if a return is only for an upgrade to current levels

-	An indication if the item was DOA

-	A Request for failure analysis, if appropriate and desired by FSC.
Within [***] after receipt of order, VENDOR will accept order and send an order confirmation including delivery date for information purposes to FSC. VENDOR may only reject an order if it is not in conformance with the terms and conditions of this ANNEX 6 or the AGREEMENT, or it is beyond the period stated in 27.4 of the AGREEMENT and VENDOR does not choose to accept the order. [***]
VENDOR shall carry out the REPAIRS according to the principle “first in first out”, unless requested differently for a specific order by FSC. Furthermore VENDOR is obliged to carry out REPAIRs due to the latest agreed upon revision level as long as the SPARE PART or CP is at or above a Minimum Accepted Revision Level (“MAL”).
Details of all processes between FSC and VENDOR, the scope of services, definition of control processes, definition of technical changes and description of the quality features are defined in Attachment 3 to ANNEX 6.
5.3 Transportation Charges
With respect to repair orders,[***].
5.4 [***]
[***]

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[***]
[***]
5.5 REPAIR Prices
Prices for the REPAIR of CPs and SPARE PARTs (including prices for accelerated orders) are stated in Attachment 1 (SPARE PARTS and REPAIR Prices) to ANNEX 6 and include appropriate packaging.[***] Section 4 of the AGREEMENT shall apply accordingly.
5.6 Turn Around Time (TAT)
Turn around Time (TAT) for the REPAIRS of SPARE PARTS/CPs from the date of receipt until the date of dispatch by VENDOR shall not exceed the period stipulated in ANNEX 3 to AGREEMENT.
For urgent deliveries, FSC may request accelerated REPAIRS to be carried out. In this case, a special request will be transmitted by FSC to VENDOR by electronic media. In such cases VENDOR will [***].
5.7 Dead on Arrival
The Dead on Arrival Rate, as verified by VENDOR and not just based on FSC’s observations, for repaired SPARE PARTs/CPs shall not exceed [***]. All such SPARE PARTs/ CPs shall be qualified “Dead on Arrival” which are still defective after REPAIR within [***].
5.9 Warranty
VENDOR warrants that the repaired SPARE PARTS/CPs will be free from defects that were subject of the REPAIR order, for a period of [***].
If VENDOR fails to carry out REPAIR successfully, in particular if a SPARE PART/CP remains defective even after REPAIR, VENDOR shall [***]
5.10 Quality and Environmental Management
VENDOR guarantees to comply with any applicable environmental laws or regulations that apply to its performance under this AGREEMENT.

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VENDOR guarantees that it will apply — through a recognized certification institution (i.e. DQS) — for quality and environmental certification for the REPAIRS in question in accordance with ISO 9001 and ISO 14001. VENDOR is to obtain certification and to maintain this for the period stated in 27.5 of the AGREEMENT.
VENDOR is responsible for the proper disposal (recycling or removal) for CPs returned under warranty according to the legal requirements on site of all waste and/or irreparable equipment and removed parts returned to VENDOR in executing REPAIRs commissioned by FSC. In particular, all legal requirements regarding waste of electrical and electronic equipment, batteries as well as other hazardous waste are to be considered.
VENDOR will keep supporting documentation of all disposal processes in accordance with legal requirements. FSC is entitled to perform audits in order to prove the compliance with the quality and environmental standards.
To maintain the high quality and reliability of SPARE PARTS/CPs VENDOR shall ensure that it adopts any and all necessary precautions while handling ESD parts.
5.11 Data protection
VENDOR shall treat customer data or information about the customer in form of stored data on SPARE PARTs/CPs (DATA), if any, as follows:
DATA will not be copied and will be physically erased completely. The erase procedure is done in such a way that a recovery of the DATA is not possible according technical state of the art.
If VENDOR has access to DATA, VENDOR will ensure that this information is handled confidentially for an unlimited duration: VENDOR will ensure that such DATA will neither be used for business nor for private purposes and that it will not be stored or made accessible to third parties (including employees).
In case that SPARE PARTs/CPs are handled by subcontractors, VENDOR will ensure that the subcontractors will comply with the provisions above.
6. MISCELLANEOUS
6.1 Logistics and Operations Specifications
General Logistics and Operations Specifications, applicable for SPARE PARTS Procurement (Clause 3) as well as for SPARE PARTS/CP REPAIR (Clause 5) are described in Attachment 4 to Annex 6 (Logistics and Operations Specifications).
6.2 RMA Process/Repairs Processing — Handling by Third Party Service Partner
[***]

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[***]
6.3 Quality Manager
Notwithstanding FSC` s further rights under this Annex 6, FSC shall have the same rights set forth in ANNEX 7 to the AGREEMENT regarding source assessments and audits with respect to SPARE PARTS as it does for CPs.
6.4 Measurement / Score Card
FSC will measure VENDOR’s performance and quality of service in various categories, particularly the following:
[***]
The results of these VENDOR’s KPI measurements will be combined and listed on a scorecard and may be communicated to VENDOR.
6.5 Communication and Interfaces
The responsible interfaces on FSC’s side are named in Attachment 5 to this Annex 6 (Communication List FSC). All invoicing documents and credit notes have to be sent to the contact as set out in Attachment 5.
7. ATTACHMENTS TO ANNEX 6
Attachment 1 — SPARE PARTs and REPAIR PRICES
Attachment 2 — IN-WARRANTY HANDLING PROCESS DESCRIPTION
Attachment 3 — REPAIR PROCESS AND SERVICE DESCRIPTION
Attachment 4 — Logistics and Operations Specification
Attachment 5 — Communication List FSC PRS

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Attachment 1 — SPARE PARTs and REPAIR PRICES
Has to be attached case by case.

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Attachment 2 — HANDLING PROCESS DESCRIPTION
1.	General Rules Governing REPAIR and RMA

1.1	For purposes of this ANNEX 6, communications through ELECTRONIC MEDIA shall mean VENDOR’s making available information to FSC through a web-based portal, or through basic email.

1.2	For purposes of this ANNEX 6, where VENDOR is required to confirm an RMA order within [***], the holidays of the country from which the confirmation is issued shall be take into consideration. For example, if RMA confirmation is occurring from the United States, United States holidays shall be taken into consideration.

1.3	When a Failure Analysis is requested, FSC will agree to waive the applicable Turn Around Time for that REPAIR.

1.4	If VENDOR determines that returned CPs or SPARE PARTS satisfy the applicable specification and warranties and there is No Trouble Found (“NTF”), VENDOR will return the item to FSC [***].

1.5	VENDOR shall provide reports to FSC by granting FSC access to a secure, web-based portal and posting the reports to the portal. FSC may then pull reports from the portal in its discretion.
2. In-Warranty Process Description

Responsibility	Action/Process
FSC	Requests RMA from VENDOR.

VENDOR	Confirms if SPARE PART is within warranty and issues a RMA number latest the working day following FSC’s request using the same method of communication.

FSC	Issues a RMA Order and sends it per ELECTRONIC MEDIA. Returns defective SPARE PARTS to VENDOR.

VENDOR	Acknowledges RMA Order per ELECTRONIC MEDIA for information purposes. Acknowledgment will include the RMA number which FSC is to use with respect to that RMA situation, as well as directions as to where to return the defective SPARE PART.

VENDOR chooses among the following ways to execute RMA action upon receipt of defective SPARE PART :

1. replace/exchange and send SPARE PART to FSC or 2. release a Credit Note amounting to the purchase price of the defective SPARE PART or

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Responsibility	Action/Process
3. repair and send SPARE PART to FSC
The above described processes can be changed upon mutual agreement of the PARTIES.
3. Transportation Charges

Transportation charges in case of In-Warranty shall be [***]. Transportation charges for DOA (Dead on Arrival) SPARE PARTS shall be [***]. Transportation charges in case of Out-Of-Warranty Spare Parts or CPs, or NTF situations, shall be [***].

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Attachment 3 — REPAIR PROCESS AND SERVICE DESCRIPTION
1. Out of Warranty REPAIR— Process Description
     1.1 Out of Warranty Status is clear

Responsibility	Action/Process
FSC	Issues a REPAIR Order per ELECTRONIC MEDIA.

VENDOR	Acknowledges REPAIR Order for information purposes, provides to FSC information regarding the REPAIR price applicable to such REPAIR ORDER and issues a RMA number for REPAIR latest the working day following receipt of FSC’ s order using the same method of communication.

FSC	Sends faulty SPARE PART/CP to VENDOR along with a purchase order indicating the amount of the repair price.

VENDOR	Repairs and returns SPARE PART/CP to FSC.

VENDOR will mark all repaired SPARE PARTs/CPs with a repair notice (placed on the container of the SPARE PART). VENDOR sends an invoice to FSC.
     1.2 Out of Warranty Status is unclear

Responsibility	Action/Process
FSC	Requests RMA from VENDOR.

VENDOR	Confirms the warranty status. Should SPARE PART/CP be out of warranty, it will offer a REPAIR, and column O.O.W should be filled with the REPAIR price applicable to this SPARE PART/CP, using the same method of communication

FSC	If it decides to repair out of warranty SPARE PART/CP:

- Issues a REPAIR Order per ELECTRONIC MEDIA.

- Issues a Purchase Order indicating the REPAIR price.

- Sends faulty SPARE PART/CP to VENDOR.

VENDOR	Acknowledges REPAIR Order for information purposes and issues a RMA number for REPAIR latest the working day following receipt of FSC’ s order using the same method of communication.

- Repairs and returns SPARE PART/CP to FSC.

VENDOR will mark all repaired SPARE PARTs/CPs with a repair notice including the date of REPAIR (placed on the container of the Spare Part). VENDOR sends an invoice to FSC.

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2.	INCOMING INSPECTION / Reporting
2.1 Incoming Inspection
VENDOR shall carry out an incoming inspection, in particular a logistic inspection as well as an optical control on SPARE PARTS/CPs immediately after receipt.
2.2 Wrong Part in Box
If VENDOR receives a SPARE PART/CP that deviates from the declared one, the procedure as described under Clause 1 of Attachment 4 to this ANNEX 6 shall apply.
2.3 Reporting
VENDOR will provide the following reports as joined in Appendixes 1 to this Attachments 3 (REPORTS):
Service Logistics Reports
[***]
Monthly Service Quality Report
[***]

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[***]
VENDOR will provide FSC with the above-mentioned reports by ELECTRONIC MEDIA as mentioned above or upon request. Depending on REPAIR volumes the parties may agree upon a change in the frequency of reports.

[***]

3. Service Description (Scope of Services, Control Processes, Technical Changes and Quality Features)

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Appendix 1 to Attachment 3 — REPORTS
1. Service Logistics Reports
[***]
2. Service Quality Report
[***]

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Attachment 4 — Logistics and Operations Specifications
1. Wrong part in box
If VENDOR receives a SPARE PART/CP that deviates from the declared one, VENDOR has to inform FSC by email at time of finding differences.
VENDOR can distinguish between the following possibilities:
  [***]
2. Packaging specifications for SPARE PARTs delivery, In-warranty handling and OOW-REPAIR

SPARE PARTs shall be packed separately from complete CP and shall be specifically labelled as SPARE PARTs in line with the Basic SPARE PARTs List. Any delivery of SPARE PARTs and CP shall identify the content of each package and shall indicate the respective revision level.

2.1 Definitions

Logistic Units Individual package: shall mean the single carton/box of one single product original or similar to original package, identified by one part number.

Master carton: shall mean the carton that holds the individual shipping cartons for a same part number.

Bulk-shipping carton: shall mean the carton that holds parts in bulk identified by different part number.

P/N The SPARE PART number consists of the prefix ,,XXX:” followed by the supplier part’s number as listed in the BASIC SPARE PARTs List.

e.g. ABC:12345678

Description	The part description on the label has to be identical to that in the BASIC SPARE PARTs List.

Revision	If a revision is applicable for a part it should be printed on the label. This is mainly for M/Bs (motherboards) or similar products.

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PO Number	FSC ’s Purchase Order Number

RMA Number	Return Material Authorisation Number, issued by VENDOR
2.2	Labelling

VENDOR’s SPARE PART number must be printed on every part, except small metal and plastic parts. Only the small parts, that are bulk packed, can have a label attached to their packaging. The labels have to be machine printed.
•	Individual package must be labelled as follows:

P/N, Description, Revision, Serial Number (if serial controlled)

•	Master Carton carton must be labelled as follows:

P/N, Description, Quantity units inside the box

•	Bulk-shipping carton must be labeled in respect of its contents:

PO Number or RMA Number

•	Pallets must at least be labeled as follows:

PO Number or RMA Number

•	Delivery note must show the content of the pallet. Each Delivery note (packing slip) will include the Part Number, Description, Revision, PO Number or RMA Number.
2.3	Seal

All packaging is supplied with a seal of originality in order to allow documented opening of the packaging (e.g. seal, adhesive tape imprint, wet adhesive tape strengthened with string).
3.	Delivery note

The delivery note for return of the handled (in warranty) or repaired SPARE PARTs/CPs must contain the following specifications for each delivery position:

P/N, RMA Number and/or Repair Order Number, Serial Number.
When providing exchange/replacement SPARE PARTs/CPs, VENDOR has to mention the new replacement serial number on the delivery note.
4.	Packaging constituents after the In-Warranty Handling or OOW REPAIR
•	Individual packaging

•	Padding material (Bubble Wrap and Foam)

•	Delivery note bag

•	Delivery note

•	Repairer’s package label

•	Product label

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VENDOR has to return each repaired or exchanged SPARE PART/CP, single packed, in new individual authorized packaging.
Attachment 5 — Communication List FSC PRS (SE PRS SO MM)
1. Spares Operation Material Management
[***]
2. Invoicing
Please send all invoicing documents and credit notes to:
[***]

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ANNEX 7    QUALITY ASSURANCE
This ANNEX 7 QUALITY ASSURANCE sets forth and defines the processes to be used by VENDOR in the development and manufacture of Contractual Product(s) (CP) covered by this AGREEMENT and certain quality requirements pertaining to said CP(s).

Abbreviations and Definitions
1.1	Abbreviations

AFR	Annual Failure Rate
AQL	Acceptance Quality Level
ATP	Acceptance Test Procedure
CAR	Corrective Action Report
CP	Contracted Product
DCL	Defect Classification List
DOA	Dead On Arrival
DPM	Defect Per Million
DVT	Design Verification Test
EC	Engineering Change
ECN	Engineering Change Notice
ECR	Engineering Change Request
EF	Epidemic Failure
EOL	End of Life
EVT	Engineering Verification Test
fit	failure in time
FOB	Free On Board
IPC	In Process Control
IQC	Incomming Quality Control
MTBF	Mean Time Between Failure
NDF	No Defect Found
NTF	No Trouble Found
OoBT	Out of Box Test
OQC	Outgoing Quality Control
ORT	Ongoing Reliablity Test
PVT	Production Validation Test
SA	Source Assessment
1.2	Definitions
“Defect(s)” shall mean a defect in a CP that creates hazard, prevents the intended operation (functionality) of the CP or requires part addition, replacement, repair or adjustment not normally encountered during installation.
•	Critical Defect:

A Critical Defect is a defect that judgment and experience indicate is likely to result in hazardous or unsafe conditions (e.g. endanger human health or life, cause fire,..) for individuals using, maintaining, or depending upon CP.

•	Major Defect:

A Major Defect is a defect that is likely to result in failure, or to reduce the usability of CP for its intended purpose.

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•	Minor Defect:

A Minor Defect is a defect that is not likely to reduce the usability of CP for its intended purpose, or is a deviation from established standards according ANNEX 1 CONTRACTUAL PRODUCTS and ANNEX 2 DOCUMENTATION, having minor influence on the effective use, operation of CP or appearance.
“DOA” shall mean a CP that does not comply with the applicable product warranty within the [***].
Quality Statement
VENDOR will establish and maintain an effective Quality Assurance system for all processes relating to the manufacture of CP, including design, material procurement, manufacturing, inspection, storage, and transportation of CP in order to achieve lower failure rates than specified in Appendix 1 to ANNEX 7 QUALITY ASSURANCE.
Quality and technical related documents
Prior to the first general availability shipment of CP to FSC, VENDOR shall use best efforts to submit to FSC in a machine readable format all documents listed in ANNEX 2 DOCUMENTATION and shall implement respective standards.
General Inspection System
VENDOR shall provide and maintain an inspection system reasonably acceptable to FSC covering CP. Records of all inspections performed shall be kept complete and be made available for review by FSC Quality Assurance Representative.
FSC and its subcontractors reserve the right to have access to CP related production facilities at any time on request prior to one day notice in order to inspect CP and CP production process and environment.
Design Verification Test
Different portions of CP DVT will be performed by the applicable party based on and in compliance with the CP design verification test plan mutually agreed upon by the parties. Any obligations of VENDOR to perform DVT will be contingent upon FSC’s providing to VENDOR any assistance, tools or equipment as agreed upon and set forth in the DVT test plan.
Design verification test goals:
The calculated mean time between failure (MTBF) of the CP (as specified in the product specification in ANNEX 1 CONTRACTUAL PRODUCTS and ANNEX 2 DOCUMENTATION) should be confirmed by VENDOR’s DVT. FSC reserves the right to have access to data generated during DVT.
Product Validation Test
The CP PVT will be performed by VENDOR based on and in compliance with VENDOR’ s standard reliability and environment test plan.
Product Validation test goals:

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The PVT shall be designed to prove, that the CP fully conforms to the agreed specification, the drawings, the functionality and the ATP. FSC reserves the right to have access to applicable data generated during PVT.
Run In / Burn In
Upon the reasonable and mutual agreement of the parties, VENDOR will subject the CPs to a Run In / Burn In period, at VENDOR’s facility. The parties understand that such Run In/Burn In period may increase lead times for the CPs or applicable Spare parts.
Manufacturing Process Controls
8.1 Prior to the first general availability shipment of CPs, VENDOR will establish control on processes according to the requirements of ANNEX 2 DOCUMENTATION.
8.2 VENDOR will continue to provide to FSC for review a written plan covering the major phases of manufacturing process control including but not limited to the following:
     [***]
8.3 VENDOR shall continue to develop, implement and maintain, as necessary, appropriate procedures and/or documentation which will define the methods to be used for process control including but not limited to the following:
     [***]
Mass Production Standard
Mass production has to be done by using common workmanship standards (e.g. ANSI / IPC A-610, Rev C: Class 2) and according to the general state of the art.
Ongoing Reliability Test (ORT)
10.1 VENDOR shall conduct ongoing Mean Time Between Failure (MTBF) verification testing in accordance with Vendor’s standard ORT plan. In addition to this, the conformance of the CP to the ATP (Acceptance Test Procedure) shall be verified ongoing.
10.2 VENDOR will inform FSC of significant changes to the above referenced plan which decrease the quality and/or quantity of data gathered during this test. [***]
10.3 [***]

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[***]
10.4 [***]
10.5 [***]
Source Assessment
11.1 For the term of the Agreement FSC shall [***]
VENDOR acknowledges and agrees that Source Assessment by FSC will not relieve VENDOR from its obligation to establish and maintain an effective quality assurance system and from its full and sole responsibility for the manufacturing and delivery of the CPs in agreed quality.
FSC will notify VENDOR of [***]
11.2 In the event FSC informed VENDOR about [***]
VENDOR shall inform [***]
11.3 Source Assessment includes the following activities:
     [***]

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Source Assessment will be conducted in accordance with ATP, Workmanship Standard and the DCL, which are mutually agreed for each CP. The ATP includes the level of inspection, AQL and/or sampling plan and the overall testing procedure where applicable.
11.4 Sampling for the Source Assessment will be done according to the following principles (“Sampling Plan”):
[***]
Unless otherwise defined in the ATP, sampling type shall be “normal” and inspection level shall be “II”.
11.5 Source Assessment Testing Results
[***]
11.6 For the avoidance of doubt FSC’s [***].
12. Epidemic Failures
12.1 If EPIDEMIC FAILURES occur, VENDOR shall take immediate and appropriate actions to come up with a strategy for dealing with the EPIDEMIC FAILURE with respect to all affected CPs (and not just those outside of agreed upon quality levels) in agreement with FSC, and subject to the provisions below.
12.2 EPIDEMIC FAILURE and periods of applicability are defined as either of the following:
(a) An EPIDEMIC FAILURE shall mean failures of a CP [***] that meet ALL of the following conditions:
     [***]

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     [***]
OR
(b) An EPIDEMIC FAILURE shall mean the failure of a type of CP module as set forth on Appendix 1 of this ANNEX 7 (“Appendix 1”), [***] that meet ALL of the following conditions:
     [***]
[***]
12.4 EPIDEMIC FAILUREs Removal
In the event of an EPIDEMIC FAILURE, VENDOR shall have the discretion to repair or replace the affected CPs according to a reasonable plan of action designed by VENDOR and reasonably approved by FSC. VENDOR agrees to [***]
13. On-Site Audit Requirements
VENDOR shall grant FSC access to VENDOR’s engineering, production and test facilities of CP for on site audits. FSC may audit the engineering, production and test processes on a scheduled basis and with reasonable advance notification [***] to VENDOR.
FSC may, for purposes of periodic monitoring or for lot acceptance, select and test samples at its own expense of completed CP within the area allotted to FSC for such purposes. FSC and

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VENDOR will mutually agree to sample selection methods and quantities. On-site audits will occur as necessary to insure product quality prior to shipment to FSC.
If VENDOR changes the CP manufacturing location, FSC’s quality assurance organization may conduct a production and process audit.
14. Traceability
VENDOR shall keep records of manufacturing data (date of manufacture, manufacturing lines, serial numbers of parts used, and other mutually agreed items required to ensure the ability to trace defects in quality or errors occurring in the CP, and promptly disclose this data upon request from FSC for [***]

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Appendix 1 to Annex 7
[***]

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ANNEX 8    EMERGENCY MANUFACTURING RIGHT
1. If VENDOR is [***], then FSC may send written notice to VENDOR that it wishes to exercise its manufacturing rights hereunder (“Manufacturing Rights”). If within [***] of receiving such notice from FSC VENDOR does not begin [***], then VENDOR hereby grants to FSC [***].
Notwithstanding the foregoing, the right of FSC to exercise such Manufacturing Rights is subject to the following conditions, exclusions and limitations:
     (i) FSC must manage all such manufacture and any related documentation and materials in a confidential manner;
     (ii) The CPs and Spare Parts manufactured by FSC must be used, sold, and distributed to FSC’s customers in FSC’s normal course of business, and not for any other purpose such as (but not limited to) the purpose of [***];
     (iii) If, in exercising the Emergency Manufacturing Rights, FSC uses the same contract manufacturer as VENDOR used just prior to the trigger of the Emergency Manufacturing Rights (and therefore the investment of FSC in exercising the rights is minimal), then the Manufacturing Rights shall terminate upon the earlier of: [***];
     (iv) If, in exercising the Emergency Manufacturing Rights, FSC uses a different contract manufacturer as VENDOR used just prior to the trigger of the Emergency Manufacturing Rights (and therefore the investment of FSC in exercising the rights is more significant), then the Manufacturing Rights shall terminate upon the earlier of: [***].
     (v) Upon the termination of the Manufacturing Rights, FSC shall cease manufacture of CPs and return to VENDOR all documents and materials that were provided to FSC by VENDOR to enable FSC to exercise its manufacturing rights.
2. Upon FSC’s proper exercise of the manufacturing rights set forth herein, VENDOR shall:
(i) submit without delay to FSC an updated and reproducible set of the complete manufacturing and testing documentation in respect of the CP, such documentation to be in the English language and in the metric system;

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(ii) render to FSC in respect of the CP reasonable technical assistance, [***], by training of FSC’s experts and explanation of the above mentioned documentation; and
(iii) provide to FSC those [***].
3. FSC may at any time request that VENDOR will deposit one set of the above mentioned manufacturing and testing documentation with a neutral escrow agent in the United States of America, to be nominated by VENDOR and reasonably approved by FSC and to keep up to date such documentation. In such case FSC shall bear all costs associated with the selection, deposition and maintenance of the deposit.

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ANNEX 9    STANDARDS, ENVIRONMENTAL REQUIREMENTS
[***]

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ANNEX 10    TECHNICAL CHANGES
1. Forms of Communication and Notification.
The parties will set up a Change Control Board (“CCB”) with representatives of both parties, which will meet telephonically on a periodic basis to discuss pending changes that are expected to affect the CPs and Spare Parts. The parties will mutually agree upon the frequency of such CCB meetings. The parties expect that much of the information to be exchanged between the parties regarding engineering changes (“EC”) will be exchanged during the CCB meetings. Further, FSC will be granted access to VENDOR’s AGILE database through which FSC can initiate, track and approve ECs (“Agile”). Any notification that must be made pursuant to this ANNEX by either party to the other regarding ECs may be made by regular email, through Agile or verbally during a CCB meeting.
2. ENGINEERING CHANGES TO CP
Vendor shall use best efforts to give FSC prompt notice, but at least [***] notice, prior to each technical change VENDOR intends to make to the CPs during the term of this Agreement (“EC”). Such notices shall in particular include the article numbers of the relevant CPs, the date of alteration and a complete description of the change. At FSC’s request, VENDOR shall furnish FSC with the information which FSC reasonably considers necessary in connection with these alterations to the CPs. Notwithstanding the foregoing, FSC understands that in certain emergency situations, VENDOR may not be able to give FSC [***] notice of an EC.
3. Conditions Governing Changes
a)	VENDOR is entitled to execute changes, which do not affect the form, fit or functionof the applicable CP or Spare Part without the approval of FSC. VENDOR shall use best efforts to inform FSC of such technical changes [***] prior to delivery of the changed CP or Spare Part. FSC understands that in certain emergency situations, VENDOR may not be able to comply with such notice period.

b)	VENDOR may execute technical changes which do affect the form, fit, or function, but only with the prior consent of FSC. FSC shall grant or refuse its consent through [***] following the receipt of the notification. FSC shall not unreasonably withhold its consent.

c)	Vendor shall use best efforts to give FSC prompt notice but at least [***] prior to making any other types of changes VENDOR intends to make concerning the CPs or Spare Parts, e.g. regarding tooling, processes, procedures, locations, and sub-vendors. Notwithstanding the foregoing, FSC understands that in emergency certain situations, VENDOR may not be able to give FSC [***] notice of such a change.

d)	Even after EOL, VENDOR shall comply with the EC processes stated in this ANNEX 10 TECHNICAL CHANGES.

e)	If FSC does not respond to requests for approval of EC orders within the aforementioned [***], FSC’s consent shall be considered granted to VENDOR.

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f)	If FSC receives CPs or Spare Parts with changes of which it should have been informed but was not, FSC may refuse acceptance of the CP or Spare Part and VENDOR shall be liable for all shipping charges with respect to the return of the units.
4. Modifications to the Specifications of CPs
VENDOR shall use best efforts to provide to FSC with [***] prior notice of VENDOR’s planned intention to modify the specifications for a CP.

Modification by VENDOR of a FSC-custom component [***]. Modification by VENDOR of the specification for a CP which affects the form, fit, or function, may only be made with the prior consent of FSC. FSC shall grant or refuse its consent within [***]. FSC shall not unreasonably withhold its consent. If FSC’s consent is required, FSC and VENDOR will agree on a starting point (e.g. cut in serial number, cut in date etc.) from which the modified CP will be delivered. Up to this point only unmodified CP may be delivered to FSC.

Even after the starting point of modification VENDOR is obliged to supply FSC with SPARE PARTS for a period of [***], corresponding to the earlier specifications, unless the modified specifications do not affect the use of the modified SPARE PARTS for CP with earlier specifications. Further VENDOR shall mark CPs affected by such modifications of the specifications by way of a new part number or other notation.

Proposals submitted by FSC for modifying the CP specifications shall be given due consideration by VENDOR. [***] VENDOR shall communicate its opinion of the proposed modifications to the specifications within [***] following communication of the same by FSC. If VENDOR agrees to modify the CP according to such specifications it shall inform FSC of the resultant price adjustments and of the time necessary to carry out the modifications. Such modifications shall be made only with FSC’s approval.
5. Engineering Change Procedure
Notification of product modifications shall be done by means of an ECR / ECN (Engineering Change Request / Notice) reflecting the new revision level and the reason for the modification according Appendix 1 to ANNEX 10. FSC shall use reasonable efforts to evaluate an ECR as soon as possible.

The EC process is described in Appendix 1 to ANNEX 10. FSC shall respond to an EC request [***]. If an EC requires FSC’s approval and FSC rejects an ECR, VENDOR shall not implement that specific modification.
6. Request for Action due to Technical Issue

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A modification request by FSC due to a technical failure of a CP or other issue that impacts a CP’s compliance with the applicable specification will be made [***].

VENDOR shall notify FSC of its acceptance or rejection of the RFA [***]. VENDOR shall not unreasonably withhold its consent to an RFA. Mandatory or urgent modifications should be marked accordingly.

Mutually accepted changes may be implemented. The implementation can be notified by an ECN (Engineering Change Notice). The Cut In Date / Cut in Serial Number shall be mutually agreed upon in writing.

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Appendix 1 to ANNEX 10
1. EC Process
[***]

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[***]

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ANNEX 11    TECHNICAL SUPPORT, TRAINING
1. Training
Upon FSC’s request, VENDOR shall hold [***] an initial training course, [***], as specified below to be conducted in the English language on FSC’s premises in Germany in order to instruct employees of FSC and its designated service partners that are bound by standard non-disclosure agreements (“Designated Service Providers”) in the operation, maintenance and technical features of CPs.
VENDOR shall provide appropriate training documents which may be in the form of CDs and other electronic formats.
FSC may reproduce the training documents for FSC’s internal use only (including FSC’s Designated Service Partners).
For additional training courses which may be requested by FSC, dates and actual costs will be mutually agreed upon for each such additional course.
2. Technical Support
FSC will be responsible for working directly with FSC’s end users and customers, and VENDOR will work directly with FSC, as necessary, to provide technical support with respect to CPs during the Warranty Period. [***] FSC and VENDOR will mutually agree upon terms pursuant to which VENDOR will provide support on CPs beyond the Warranty Period.
FSC represents and warrants that it (or its agents) is experienced in, capable of, and staffed to provide Level 1 Level 2 and Level 3 support (as defined below) for its own products and the CPs. FSC must ensure that its technical support personnel have attended training courses with respect to the CPs to enable such support, including the initial training described in section 1, above. VENDOR will accept calls for technical assistance only from FSC Level 3 engineers who have attended such training.
VENDOR will provide Level 4 support with respect to the CPs during the Warranty Period, as defined below.
3. Support Level Definitions
(a)	Level 1 Support
[***]

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[***]
(b)	Level 2 Support
[***]
(b)	Level 3 Support
[***]
(c)	Level 4 Support
[***]
4. On-Site Technical Supp
The parties both understand that VENDOR personnel will be requested to visit end-user customer sites only in extraordinary circumstances, where resolution of an issue is shown to be impossible without such a visit. In such instances, [***] When VENDOR personnel are required to make direct telephone or field contact with FSC’s end-user customer, FSC will designate a customer representative of FSC to be present for the duration of the customer contact.

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ANNEX 12    CONTACTS
Notices and communications to be transmitted according to Section 26 of the AGREEMENT between VENDOR and FSC shall be given in writing or by fax to the following addresses of the parties or to such other address as the party concerned may subsequently notify in writing to the other party.
VENDOR:
[***]

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[***]

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FSC:
[***]

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[***]

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ANNEX 13    EXCESS INVENTORY
FSC has to give notice to VENDOR [***].
During the [***].
The [***]
Should the [***]
Should FSC receive no timely instructions within the [***] period, FSC is [***]

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ANNEX 14    DROPSHIPMENT
[***]

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ANNEX 15    TEST REQUIREMENTS
[***]

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ANNEX 16    PACKAGING AND LABELING
[***]

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ANNEX 17    ETHICAL STANDARDS
1.	FSC is committed to ethical and responsible conduct in its business operations which respects the rights of the individuals and the environment. At a minimum FSC requires the VENDOR to comply with the following standards and all applicable laws relating to such matters. The VENDOR shall:
1.1	not use child labour or forced or involuntary labour of any kind;

1.2	not discriminate in hiring and employment practices whether based upon race, religion, age, nationality, social or ethnic origin, sexual orientation, gender, disability or political opinion;

1.3	treat all its employees with dignity and respect and not use corporal punishment or threats of violence or other physical or mental abuse;

1.4	provide its employees with a safe and healthy workplace (and where applicable any housing provided for employees) in compliance with applicable laws and standards and ensure reasonable access to drinkable water and sanitary facilities, adequate lighting and ventilation and fire safety; and

1.5	comply with applicable laws and regulations relating to wages, working hours and environmental matters.
2.	VENDOR shall take adequate measures to ensure that the provisions of this clause are communicated to its employees.

3.	VENDOR hereby authorises FSC and its designated agents to engage in monitoring activities to verify compliance with the provisions of this clause including conducting unannounced on-site inspections and review of books and records relating to the above matters.

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ANNEX 18    INTELLECTUAL PROPERTY RIGHTS
1.	Definitions
1.1	“VENDOR Background IP” shall mean any pre-existing Intellectual Property that VENDOR owns or has the right to license. Unless a certain component or feature is otherwise specifically indicated, the CP and the Spare Parts are VENDOR Background IP.

1.2	“VENDOR Foreground IP” shall mean any Intellectual Property which is developed, conceived or reduced to practice by the employees or contractors of VENDOR as a result of the performance of any development activities under the AGREEMENT or with respect to the CPs or Spare Parts. Except for FSC NEW Ideas that are specifically identified as Jointly Owned IP as per this ANNEX, VENDOR Foreground IP shall include the Intellectual Property developed, conceived or reduced to practice by one or more employees or agents of VENDOR with the aid or contributions of one or more employees or agents of FSC in connection with development activities taken under the AGREEMENT which relates to the CP and Spare Parts.

1.3	“Jointly Owned IP” shall mean FSC New Ideas, but only those that are incorporated into a CP or Spare Part and which are identified and agreed in writing by the Parties. Jointly Owned IP shall not include any underlying or accompanying Background IP or Foreground IP of either party.

1.4	“Intellectual Property” or “IP” shall mean all rights worldwide in Patents, copyrights, trade secrets, Confidential Information or any other Intellectual Property rights, but excluding rights in trademarks, service marks, trade names, service names and Internet domain names and other similar designations.

1.5	“FSC Background IP” shall mean any pre-existing Intellectual Property that FSC owns or has the right to license.

1.6	“FSC New Ideas” shall mean new concepts or other forms of Intellectual Property such as, for example, new features for the CPs, which is conceived of solely by FSC’s employees or agents without the contribution of VENDOR. FSC must follow the guidelines regarding the disclosure of FSC New Ideas as set forth below in this ANNEX 18 in order to take advantage of any applicable exclusive sales period with respect to the FSC New Idea.

1.7	“Patents” shall mean patents, patent applications, design patents and registrations and utility models, along with any reissues, re-examinations, continuations, continuations-in-part, divisions and renewals thereof.
2.	FSC and its licensors shall retain title to and all ownership rights and interests in and to the FSC Background IP.
3.	VENDOR and its licensors shall retain title to and all ownership rights and interests in and to the VENDOR Background IP and VENDOR Foreground IP.
4.	FSC NEW Ideas

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4.1	In the event FSC would like to share with VENDOR an FSC New Idea for purposes of having VENDOR include the FSC New Idea in the CPs or Spare Parts, FSC shall [***].

4.2	If, upon disclosing the FSC New Idea to VENDOR, VENDOR [***].

4.3	If, upon disclosing the FSC New Idea to VENDOR, VENDOR [***].

4.4	FSC New Ideas which are identified and agreed by the Parties in writing will be Jointly Owned IP, subject to VENDOR’s underlying ownership rights and interests to VENDOR Background IP and VENDOR Foreground IP and subject to FSC’s rights in Background IP.
5.	With respect to Jointly Owned IP which has been identified and agreed by the Parties in writing, neither party will have a duty to [***].

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ANNEX 19    MARKETING FUNDS
1.	VENDOR shall provide [***].

2.	The MDF is expected to be used to pay for, among other things, [***].

3.	FSC shall be required to provide [***].

4.	For the calendar year 2006, the total amount of the MDF shall be [***].
For the calendar year 2007, the total amount of the MDF shall be [***]
6.	For the year 2008 and beyond, the parties will negotiate the amount of the MDF in good faith.

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